SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 31, 1996

                       UNITED DOMINION REALTY TRUST, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            VIRGINIA                     1-10524               54-0857512
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation of organization)                             Identification No.)

         10 SOUTH SIXTH STREET, SUITE 203 RICHMOND, VIRGINIA 23219-3802
         --------------------------------------------------------------
              (Address of principal executive offices - zip code)

                                 (804) 780-2691
                             ----------------------
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Effective as of 11:59 p.m., December 31, 1996, South West Property Trust, Inc. ("South West") merged with and into UDR Western Residential, Inc., a wholly-owned subsidiary of United Dominion Realty Trust, Inc. ("United Dominion"), the registrant, pursuant to the Amended and Restated Agreement and Plan of Merger dated as of October 1, 1996 (the "Merger Agreement") as previously filed as Annex I to the Joint Proxy Statement/Prospectus of United Dominion and South West that was made a part of the Registration Statement (Form S-4), file number 333-13745 filed with Securities and Exchange Commission on October 9, 1996. Following this transaction, the Company's "acquisitions" were significant in the aggregate and necessitating the filing of this Form 8-K. As provided in the Merger Agreement, each of the 21,050,721 shares of South West common stock outstanding on December 31, 1996, was exchanged for 1.0833 shares of United Dominion common stock. United Dominion issued approximately 22.8 million shares of its common stock at $15.50 per share (the closing share price on December 31, 1996) for a total market equity value of approximately $353 million and assumed approximately $235 million of debt and other liabilities, resulting in total consideration of approximately $588 million.

        South West, a Texas based real estate investment trust, owned 44 apartment communities located in Texas (33), Arkansas (2), Arizona (3), Nevada
(1), New Mexico (1), Oklahoma (1) and North Carolina (3). The 44 apartment communities contain 14,995 apartment homes with a weighted average year built of approximately 1984. South West's apartment communities are geographically distributed as follows:

                             Number of                Number of
City/State             Apartment Communities       Apartment Homes
-------------------    ---------------------       ---------------
Dallas, Texas                   18                      7,067
San Antonio, Texas               5                      1,983
Houston, Texas                   3                      1,058
Austin, Texas                    2                        517
Fort Worth, Texas                2                        496
Amarillo, Texas                  1                        328
Corpus Christi, Texas            1                        248
El Paso, Texas                   1                        248
Phoenix, Arizona                 3                        732
Little Rock, Arkansas            2                        512
Las Vegas, Nevada                1                        384
Oklahoma City, Oklahoma          1                        316
Albuquerque, New Mexico          1                        210
Raleigh, North Carolina          2                        476
Charlotte, North Carolina        1                        420
                                --                     ------
        Total**                 44                     14,995
                                ==                     ======

**These figures include one apartment community containing 420 apartment homes under development and three additions to existing apartment communities under construction which will add 360 apartment homes.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Businesses Acquired

            Financial statements of the acquiree, South West, are not provided in this Form 8-K. Financial statements of South West which are deemed to be substantially the same as would be required in this Form 8-K were previously reported in the Joint Proxy Statement/Prospectus of United Dominion and South West that was made a part of the Registration Statement (Form S-4), file number 333-13745 filed with Securities and Exchange Commission on October 9, 1996.

        (b) Pro Forma Financial Information.

            It is impracticable to provide the required pro forma financial information at the time of this report. However, the required pro forma financial information will be filed not later than 60 days after the filing of this report.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UNITED DOMINION REALTY TRUST, INC.

Date: January 15, 1997            /s/ James Dolphin
     ---------------------        ------------------------------------
                                  James Dolphin, Senior Vice President
                                  Chief Financial Officer

Date: January 15, 1997            /s/ Jerry A. Davis
     ---------------------        ------------------------------------
                                  Jerry A. Davis, Vice President
                                  Corporate Controller